UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

COMMONWEALTH CREDIT PARTNERS BDC I, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-01387	86-3335466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, FL 33401

(Address of principal executive office and zip code)

Registrant’s telephone number, including area code: (561) 727-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 29, 2025, the Company’s stockholders, acting by unanimous written consent in lieu of an annual meeting, re-elected David Lambert, Timothy Moran, Morris D. Weiss and Robert O’Sullivan as members of the Company’s board of directors, each to serve until the 2026 annual meeting of stockholders or until their earlier resignation, removal from office, death or incapacity.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2025	COMMONWEALTH CREDIT PARTNERS BDC I, INC.

	By:	/s/ Michael Altschuler
	Name:	Michael Altschuler
	Title:	Secretary